UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2006

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       Other Events.

On April 28, 2006, MQ Associates, Inc. (the “Company”) issued a press release announcing that it will hold an investor day in Atlanta, Georgia at the InterContinental Buckhead Hotel beginning at 11:00 a.m. E.D.T. on Thursday, May 25, 2006. The investor day will include a management presentation and question and answer session from 11:00 a.m. to 12:30 p.m. The presentation will include a discussion of the Company’s results for the three months ended March 31, 2006 and will also be broadcast via a conference call for interested parties that are unable to attend the presentation in person. After the presentation, the Company’s management team will host a lunch for the investor day attendees. Parties interested in attending the investor day should contact Janey Christine at (678) 992-7301 to reserve a place. The InterContinental Buckhead Hotel is located at 3315 Peachtree Road N.E., Atlanta, Georgia 30326.

The investor presentation call can be accessed at (800) 322-2803 (domestic) or (617) 614-4925 (international). Interested parties should call at least ten (10) minutes prior to the call to register and should use participant passcode #12803981. The investor presentation will be broadcast live, and will be available for telephonic replay at (888) 286-8010 (domestic) or (617) 801-6888 (international) with participant passcode #21956635 through Thursday, June 1, 2006.

A copy of the press release is attached as Exhibit 99.1 to this Current report on Form 8-K and is incorporated by reference herein.

ITEM 9.01                                       Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Exhibit

99.1	Press release dated April 28, 2006.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements regarding MQ Associates’ future growth and profitability, growth strategy and trends in the industry in which it operates. These forward-looking statements are based on MQ Associates’ current expectations and are subject to a number of risks, uncertainties and assumptions. MQ Associates can give no assurance that such forward-looking statements will prove to be correct. Among the most important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the results of the investigation by the U.S. Attorney’s Office, the inquiry by the Securities and Exchange Commission (the “SEC”) or any other future action taken by the SEC or the U.S. Attorney’s Office, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MQ Associates’ services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MQ Associates’ ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Annual Report on Form 10-K for the year ended December 31, 2005, as well as other periodic reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: April 28, 2005

	By:	/s/ Todd E. Andrews
		Name:	Todd E. Andrews
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release dated April 28, 2006.